SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 25, 1998


                     Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                     333-6325            52-1779791
 State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)            File Number)        Identification No.)


      919 18th Street, N.W.                               20006
       Washington, D.C.                                (Zip Code)
     (Address of Principal
      Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.9 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 6/27/96, Series 10/30/96, Series 11/26/96, Series 3/26/97 and Series
                        4/30/97 Statement to Certificateholders, dated 5/25/98.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                      CORPORATION



                                    By:/s/ Christopher Dunn
                                        Name:    Christopher Dunn
                                        Title:   Vice President




Dated: May 13, 1998

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.9                          Statement to Certificateholders